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                                                                  EXHIBIT (n)(2)



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions 'Financial Highlights', 'Experts' and 'Financial Statements' and to the incorporation by reference of our report dated February 10, 1998, in this Registration Statement (Form N-2 No. 333-51295) of Royce Value Trust, Inc.

                                          ERNST & YOUNG LLP
                                          ERNST & YOUNG LLP

New York, New York
May 8, 1998





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